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                                                                   EXHIBIT 10.49

                                DEED OF TRANSFER

We, COLONIAL NOMINEES LIMITED (hereinafter: the "Transferor") of 22nd Floor, Hutchison House, 10 Harcourt Road, , Hong Kong, do hereby transfer to ADVENT INVESTMENTS PTE LTD (hereinafter: the "Transferee") whose registered office is at 1 Temasek Avenue, #27-01 Millenia Tower, Singapore 039192, for valuable consideration paid to us one (1) Ordinary Share (hereinafter: the "Share") having a par value of NIS0.01, numbered 139,999,997 of Partner Communications Company Ltd. (hereinafter: the "Company"), to hold unto the Transferee, its executors, administrators and assigns, subject to the same terms and conditions on which we held the same at the time of execution hereof; and we, the said Transferee, do hereby agree to take the Share subject to the aforesaid terms and conditions.

In witness hereof we have hereunto set our hands this 18 day of June 2004.

The Transferor                            The Transferee

Signature:     /s/ Edith Shih             Signature:     /s/ Ting Chan
               ------------------------                  -----------------------

Name:          Edith Shih                 Name:          Ting Chan
               ------------------------                  -----------------------

Witness to the Signature of:

The Transferor                            The Transferee

Signature:     /s/ Steven P. Allen        Signature:     /s/ Steve P. Allen
               ------------------------                  -----------------------

Name:          Steven P. Allen            Name:          Steven P. Allen
               ------------------------                  -----------------------